UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 1, 2006



                     IROQUOIS GAS TRANSMISSION SYSTEM, L.P.

             (Exact name of registrant as specified in its charter)


    Delaware                   333-42578                06-1285387
------------------------  ----------------------  ------------------------
  (State or other            (Commission File        (I.R.S. Employer
  jurisdiction of                 Number)           Identification No.)
 incorporation or
   organization)

   1 Corporate Drive, Suite 600
           Shelton, CT                            06484
------------------------------------  ------------------------------------
 (Address of principal executive               (Zip Code)
             offices)


                                  202-925-7200
                      ------------------------------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Iroquois Gas Transmission System, L.P.'s (IGTS) Management Committee held its quarterly meeting on Thursday February 23, 2006. At that meeting the members of the Management Committee were informed by representatives of KeySpan Energy Corporation (KeySpan) and Dominion Energy, Inc. (Dominion) that effective immediately, Mr. Donald R. Raikes will replace Ms. Georgia B. Carter as the designate for Dominion and Mr. Brian T. McCabe will replace Mr. Richard A. Rapp, Jr. as the designate for KeySpan.



                                       ###

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           IROQUOIS GAS TRANSMISSION SYSTEM, L.P., as Registrant

                           By:  Iroquois Pipeline Operating Company, its Agent


Dated: March 1, 2006            By:    /s/ Paul Bailey
                                       ---------------
                                Name:  Paul Bailey
                                Title: Vice President and Chief Financial
                                       Officer